                         FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of November 17, 1997, is by and among InSight Health Services Corp. (the "BORROWER"), the subsidiaries of the Borrower identified on the signature pages hereto (the "GUARANTORS"), the several lenders identified on the signature pages hereto (each a "LENDER" and, collectively, the "LENDERS") and NationsBank, N.A., as agent for the Lenders (in such capacity, the "AGENT"). Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

                                 W I T N E S S E T H

     WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of October 14, 1997 (the "EXISTING CREDIT AGREEMENT").

     WHEREAS, the Borrower and the Guarantors have requested that the Existing Credit Agreement be amended to allow InSight Health Corp. to purchase certain assets of Mountain Diagnostics, Inc.

     WHEREAS, the parties have agreed to amend the Existing Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                        PART 1
                                     DEFINITIONS

     SUBPART 1.1 CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

          "AMENDED CREDIT AGREEMENT" means the Existing Credit Agreement as amended hereby.

          "AMENDMENT NO. 1 EFFECTIVE DATE" is defined in SUBPART 3.1.

     SUBPART 1.2 OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

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

                                        PART 2
                       AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this PART 2. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

     SUBPART 2.1  AMENDMENTS TO SECTION 1.1.

          A. The following definitions are hereby added to Section 1.1 of the Existing Credit Agreement in appropriate alphabetical order:

          "GE EQUIPMENT" shall have the meaning assigned to such term in the definition of "MD ASSETS".

          "MD ASSETS" means (i) the assets of Mountain Diagnostics purchased or acquired by InSight Health Corp. pursuant to the Order Confirming Sale of Certain Assets of the Estate of Mountain Diagnostics, Inc. (Case No. BK-S-96-2500-RCJ) entered by the Honorable R. Clive Jones of the United States Bankruptcy Court for the District of Nevada on November 14, 1997 and (ii) the equipment described in Schedule attached hereto (the "GE EQUIPMENT").

          "MOUNTAIN DIAGNOSTICS" means Mountain Diagnostics, Inc., a Nevada corporation.

          B. The following definition is hereby amended in its entirety to read as follows:

          "PERMITTED ACQUISITION" means (a) an Acquisition by the Borrower or any Wholly Owned Subsidiary of the Borrower for the fair market value of the Capital Stock or Property acquired, PROVIDED that (i) the Capital Stock or Property acquired in such Acquisition relates to a line of business similar to the business of the Borrower or any of its Wholly Owned Subsidiaries engaged in on the Closing Date, (ii) the Agent shall have received all items in respect of the Capital Stock or Property acquired in such Acquisition (and/or the seller thereof) required to be delivered by the terms of Section 7.12 and/or Section 7.13, (iii) in the case of an Acquisition of the Capital Stock of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (iv) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, the Credit Parties shall be in compliance with all of the covenants set forth in Section 7.11, (v) the representations and warranties made by the Credit Parties in any Credit Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, (vi) if the aggregate

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     consideration (including any assumption of liabilities (other than current working capital liabilities not constituting Indebtedness), but excluding consideration consisting of any Capital Stock of the Borrower) for any such transaction is greater than $7,500,000, then the Required Lenders shall have approved such transaction, (vii) if such transaction involves the purchase of an interest in a partnership between the Borrower (or a subsidiary of the Borrower) as a general partner and entities unaffiliated with the Borrower as the other partners, such transaction shall be effected by having such equity interest acquired by a corporate holding company directly wholly-owned by the Borrower newly formed for the sole purpose of effecting such transaction and (viii) after giving effect to such Acquisition, the Revolving Committed Amount shall be at least $5,000,000 greater than the sum of the Revolving Loans outstanding PLUS LOC Obligations outstanding or (b) subject to the terms of Section 7.13 and Section 7.16, the Acquisition by InSight Health Corp. of the MD Assets on or before November 18, 1997.

     SUBPART 2.2. AMENDMENT TO SECTION 2.3. Section 2.3(a) of the Existing Credit Agreement is amended in its entirety to read as follows:

          (a) ACQUISITION LOAN COMMITMENT. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower such Lender's Acquisition Loan Commitment Percentage of revolving credit loans requested by the Borrower in Dollars ("ACQUISITION LOANS") from time to time from the Effective Date until October 14, 1999, or such earlier date as the Acquisition Loan Commitments shall have been terminated as provided herein for the purpose of financing the purchase price of, and fees and expenses in connection with, Permitted Acquisitions and Permitted Capital Expenditures; PROVIDED, HOWEVER, that the sum of the aggregate principal amount of outstanding Acquisition Loans shall not exceed FIFTY MILLION DOLLARS ($50,000,000) (as such aggregate maximum amount may be reduced or increased from time to time as provided in Section 3.4, the "ACQUISITION LOAN COMMITTED AMOUNT"); PROVIDED, FURTHER, (A) with regard to each Lender individually, such Lender's outstanding Acquisition Loans shall not exceed such Lender's Acquisition Loan Commitment Percentage of the Acquisition Loan Committed Amount, and (B) the aggregate principal amount of outstanding Acquisition Loans shall not exceed the Acquisition Loan Committed Amount. Acquisition Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request; PROVIDED, HOWEVER, that no more than 16 Eurodollar Loans shall be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period. Acquisition Loans, other than any term portion of the Acquisition Loans, hereunder may be repaid and reborrowed in accordance with the provisions hereof.

     SUBPART 2.3 AMENDMENTS TO SECTION 3.3(b)(vii). Section 3.3(b)(vii) of the Existing Credit Agreement is amended in its entirety to read as follows:

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          (b)  (vii)  APPLICATION OF MANDATORY PREPAYMENTS.  All amounts required to be paid pursuant to this Section 3.3(b) shall be applied as follows: (A) with respect to all amounts prepaid pursuant to
          Section 3.3(b)(i), to Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations, (B) with respect to all amounts prepaid pursuant to
          Section 3.3(b)(ii), pro rata to the Tranche A Term Loan, the Tranche B Term Loan and, if applicable, any term loan portion of the Acquisition Loans (in each case ratably to the remaining Principal Amortization Payments thereof), (C) with respect to all amounts prepaid pursuant to
          Section 3.3(b)(iii) (other than in respect of any Asset Disposition
          (x) involving Property described on SCHEDULE 3.3(b)(vii) or (y) involving the Sale and Leaseback Transaction of the real property portion of the MD Assets as permitted by Section 8.13), (iv) or (v), pro rata to (1) Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations (with a corresponding reduction in the Revolving Committed Amount in an amount equal to all amounts applied pursuant to this clause (1)), (2) any term loan portion of the Acquisition Loans (ratably to the remaining Principal Amortization Payments thereof),
          (3) the Tranche A Term Loan (ratably to the remaining Principal Amortization Payments thereof) and the Tranche B Term Loan (ratably to the remaining Principal Amortization Payments thereof), (D) with respect to all amounts prepaid pursuant to Section 3.3(b)(iii) in respect of any Asset Disposition involving Property described on
          SCHEDULE 3.3(b)(vii), to Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations (without any reduction in the Revolving Committed Amount)
          (E) with respect to all amounts prepaid pursuant to Section 3.3(b)(iii) in respect of any Asset Disposition involving the Sale and Leaseback Transaction of the real property portion of the MD Assets as permitted by Section 8.13, to Acquisition Loans and (after all Acquisition Loans have been repaid) as provided in (C) above and (F) with respect to all amounts prepaid pursuant to Section 3.3(b)(vi), first, to any revolving loan portion of the Acquisition Loans (ratably to the remaining Principal Amortization Payments thereof) and then to any term loan portion of the Acquisition Loans (ratably to the remaining Principal Amortization Payments thereof). One or more holders of the Tranche B Term Loans may decline to accept a mandatory prepayment under Sections 3.3(b)(ii), (iii), (iv) or (v) to the extent there are sufficient outstandings under the Tranche A Term Loans and/or any term portion of the Acquisition Loans to be paid with such prepayment, in which case such declined prepayments shall be allocated pro rata the term loan portion(s) of the Acquisition Loans, the Tranche A Term Loans and the Tranche B Term Loans held by Lenders accepting such prepayments. Within the parameters of the applications set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments under this Section 3.3(b) shall be subject to Section 3.12 and be accompanied by interest on the principal amount prepaid through the date of prepayment.

     SUBPART 2.4 AMENDMENTS TO SECTION 7.16. Section 7.16 of the Existing Credit Agreement is hereby amended by adding the following new subsection (c) immediately following existing subsection (b) thereof:

          7.16 FURTHER ASSURANCES.

                                    * * * * * *
          (c) On or before February 16, 1998, the Credit Parties shall deliver to the Agent all documents and information of the types described in
     Section 7.16(a) with respect to the real property portion of the MD Assets.

     SUBPART 2.5 AMENDMENTS TO SECTION 8.13. Section 8.13 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

          8.13 SALE LEASEBACKS.

          The Credit Parties will not permit any Consolidated Party to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which such Consolidated Party has sold or transferred or is to sell or transfer to a Person which is not a Consolidated Party or (b) which such Consolidated Party intends to use for substantially the same purpose as any other Property which has been sold or is to be sold or transferred by such Consolidated Party to another Person which is not a Consolidated Party in connection with such lease; PROVIDED, HOWEVER, notwithstanding the foregoing, following the Acquisition by InSight Health Corp. of the MD Assets, InSight Health Corp. may, on or before February 16, 1998, enter into a Sale and Leaseback Transaction with respect to the real property portion of the MD Assets provided that the Net Proceeds from the sale of such real property are applied to the prepayment of the Loans in accordance with the terms of Section 3.3(b)(iii).

     SUBPART 2.6  SCHEDULE 1.1D.  The Credit Agreement is amended by adding new
Schedule 1.1D attached hereto as Exhibit A immediately following existing
Schedule 1.1C.

                                        PART 3
                             CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1 AMENDMENT NO. 1 EFFECTIVE DATE. This Amendment shall be and become effective as of the date hereof (the "AMENDMENT NO. 1 EFFECTIVE DATE") when all of the conditions set forth in this PART 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "AMENDMENT NO. 1."

     SUBPART 3.2 EXECUTION OF COUNTERPARTS OF AMENDMENT. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

     SUBPART 3.3 PRIORITY OF LIENS. The Agent shall have received satisfactory evidence (including without limitation payoff letters in form and substance reasonably satisfactory to the Agent) that (i) the Agent, on behalf of the Lenders, holds a perfected, first priority Lien on all Collateral (excluding the real property portion of the MD Assets), and (ii) none of the Collateral is subject to any other Liens other than Permitted Liens.

     SUBPART 3.4  ORDER OF BANKRUPTCY COURT.   The Agent shall have received in
form and substance reasonably satisfactory to it a copy of the final order of the United States Bankruptcy Court for the Southern District of Nevada approving the sale of the MD Assets (excluding the GE Equipment) by the bankruptcy trustee to InSight Health Corp. for a total acquisition price of $9,035,000, such conveyance being free and clear of all liens, encumbrances, security interests and other restrictions. The Agent shall also have received in form and substance reasonably satisfactory to it copies of bills of sale and trustee's deeds from the bankruptcy trustee conveying the MD Assets (excluding the GE Equipment) to InSight Health Corp.

     SUBPART 3.5 BILL OF SALE. The Agent shall have received in form and substance reasonably satisfactory to it a bill of sale executed by GE Medical Systems in favor of InSight Health Corp. representing the conveyance of the GE Equipment for a price of $1,215,000, such conveyance being free and clear of all liens, encumbrances, security interests and other restrictions.

     SUBPART 3.6 OTHER ITEMS. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

                                        PART 4
                                    MISCELLANEOUS

     SUBPART 4.1 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     SUBPART 4.2 REAFFIRMATION OF CREDIT PARTY OBLIGATIONS. Each Credit Party hereby ratifies the Credit Agreement acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement and (ii) that it is responsible for the observance and full performance of the Credit Party Obligations.

     SUBPART 4.3 CROSS-REFERENCES. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 4.4 INSTRUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     SUBPART 4.5 REFERENCES IN OTHER CREDIT DOCUMENTS. At such time as this Amendment No. 1 shall become effective pursuant to the terms of SUBPART 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 1.

     SUBPART 4.6 COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 4.7 GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE NEW YORK.

     SUBPART 4.8 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


          [The remainder of this page has been left blank intentionally]

     IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:           INSIGHT HEALTH SERVICES CORP.

                         By:
                            ----------------------------------
                         Name: Thomas V. Croal
                         Title: Executive Vice President,
                                Chief Financial Officer and Secretary


GUARANTORS:              INSIGHT HEALTH CORP.

                         By:
                            ----------------------------------
                         Name: Thomas V. Croal
                         Title: Executive Vice President,
                                Chief Financial Officer and Secretary


                         RADIOLOGY SERVICES CORP.

                         By:
                            ----------------------------------
                         Name: Thomas V. Croal
                         Title: Executive Vice President,
                                Chief Financial Officer and Secretary


                         OPEN MRI, INC.

                         By:
                            ----------------------------------
                         Name: Thomas V. Croal
                         Title: Executive Vice President,
                                Chief Financial Officer and Secretary


                         MAXUM HEALTH CORP.

                         By:
                            ----------------------------------
                         Name: Thomas V. Croal
                         Title: Executive Vice President,
                                Chief Financial Officer and Secretary

                         [Signatures Continued]

                         RADIOSURGERY CENTERS, INC.

                         By:
                            ----------------------------------
                         Name: Thomas V. Croal
                         Title: Executive Vice President,
                                Chief Financial Officer and Secretary


                         MTS ENTERPRISES, INC.

                         By:
                            ----------------------------------
                         Name: Thomas V. Croal
                         Title: Executive Vice President,
                                Chief Financial Officer and Secretary


                         QUEST FINANCIAL SERVICES, INC.

                         By:
                            ----------------------------------
                         Name: Thomas V. Croal
                         Title: Executive Vice President,
                                Chief Financial Officer and Secretary


                         MAXUM HEALTH SERVICES CORP.

                         By:
                            ----------------------------------
                         Name: Thomas V. Croal
                         Title: Executive Vice President,
                                Chief Financial Officer and Secretary


                         DIAGNOSTEMPS, INC.

                         By:
                            ----------------------------------
                         Name: Thomas V. Croal
                         Title: Executive Vice President,
                                Chief Financial Officer and Secretary

                         [Signatures Continued]

                         DIAGNOSTIC SOLUTIONS CORP.

                         By:
                            ----------------------------------
                         Name: Thomas V. Croal
                         Title: Executive Vice President,
                                Chief Financial Officer and Secretary


                         MAXUM HEALTH SERVICES
                         OF NORTH TEXAS, INC.

                         By:
                            ----------------------------------
                         Name: Thomas V. Croal
                         Title: Executive Vice President,
                                Chief Financial Officer and Secretary


                         MAXUM HEALTH SERVICES
                         OF ARLINGTON, INC.

                         By:
                            ----------------------------------
                         Name: Thomas V. Croal
                         Title: Executive Vice President,
                                Chief Financial Officer and Secretary


                         MAXUM HEALTH SERVICES
                         OF DALLAS, INC.

                         By:
                            ----------------------------------
                         Name: Thomas V. Croal
                         Title: Executive Vice President,
                                Chief Financial Officer and Secretary


                         NORTH DALLAS DIAGNOSTIC CENTER, INC.

                         By:
                            ----------------------------------
                         Name: Thomas V. Croal
                         Title: Executive Vice President,
                                Chief Financial Officer and Secretary

                         [Signatures Continued]

LENDERS:                 NATIONSBANK, N. A.,
                         individually in its capacity as a
                         Lender and in its capacity as Agent

                         By:
                            ----------------------------------
                         Name:
                              --------------------------------
                         Title:
                               -------------------------------